UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2020

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the  extended transition period for complying with any new or revised financial accounting standards  provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 29, 2020, The LGL Group, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of nine directors to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and (iv) a non-binding advisory resolution on the frequency of the vote on executive compensation. The four proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2020 (the “Definitive Proxy Statement”).

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable, and a breakout for the choices with respect to the frequency of the executive compensation vote.

Nominee	For	Withheld	Broker Non-Votes
Marc Gabelli .	2,004,513	470,688	1,169,856
Timothy Foufas	2,357,908	117,293	1,169,856
Donald H. Hunter	2,377,648	97,553	1,169,856
Manjit Kalha	2,349,905	125,296	1,169,856
Ivan Arteaga	2,376,648	98,553	1,169,856
Bel Lazar	2,358,421	116,780	1,169,856
Michael Ferrantino	2,376,648	98,553	1,169,856
John Mega	2,377,161	98,040	1,169,856
Robert “Rob” LaPenta .	2,376,161	99,040	1,169,856

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	3,622,611	22,333	113	−

Proposal	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve the compensation of the Company’s named executive officers	2,367,893	102,049	5,259	1,169,856

Proposal	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve the frequency of the executive compensation vote	2,191,039	6,659	270,943	6,560	1,169,856

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 31, 2020	THE LGL GROUP, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer